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                                                                   EXHIBIT 10.10

                             STOCK OPTION AGREEMENT

       Options granted under the Incentive Stock Option Plan of S.T. Research Corporation.

       This Stock Option Agreement ("Agreement") is entered into as of December 9, 1996, between Robert R. Bower, a Virginia Resident, residing at 2710 Glencroft Road, Vienna, Virginia 22180 ("Employee") and S.T. Research Corporation, a Virginia Corporation with its principal place of business at 8419 Terminal Road, Newington, Virginia 22122 ("Company").

GENERAL

       On May 22, 1996, the Company adopted an incentive stock option plan designated as the Incentive Stock Option Plan of S.T. Research Corporation (the "Plan"), pursuant to the options that qualify as "incentive stock options" under
Section 422A of the Internal Revenue Code (the "Code") as added by the Economic Recovery Act of 1981 and as it may be amended from time to time ("Section 422A") may be granted to selected key employees of the Company or any of its affiliates.

       On the date of this Agreement the Employee is a bona fide employee of the Company or one of its affiliates, as defined in the Plan.

       The Board of Directors of the Company (the "Board") regards the Employee as a key employee, as contemplated by the Plan, has determined that it would be to the advantage and interest of the Company and its shareholders to grant to the Employee the option rights provided for within this Agreement as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service, and has instructed the Company's officers to issue such option rights as provided in the Plan.

       The Board (or an Executive Committee designated by the Board) has approved of the granting to the Employee of the option rights evidenced by this Agreement.

       In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

1. GRANT OF OPTION RIGHTS. Subject to the Employee's continued employment, as provided in this Agreement, the Company hereby grants to the Employee the option rights specified below (the "Option Rights"):

1.1 The number of shares of the Company's stock that are subject to the Option Rights is 6,000 shares of the Company's common stock (the "Shares").

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1.2    The option exercise price, which is not less than the fair market value of the Shares as of the date hereof, and in the case of an Employee who owns 10% or more of the Company's stock, not less than 110% of the fair market value of the Shares as of the date of this Agreement, is $8.69 per Share.

1.3 The Option Rights may be exercised during the time periods, and as to the number of Shares with respect to when the Option is exercisable during each such time period, as follows:

1.3.1 Option Rights for up to 20% of the Shares may be exercised at any time or times, from and including the date that is 12 months from the date hereof to and including the Expiration Date;

1.3.2 Option Rights for up to an additional 20% of the Shares may be exercised at any time or times, from and including the date that is 24 months from the date of this Agreement to and including the Expiration Date;

1.3.3 Option Rights for up to an additional 20% of the Shares, may be exercised at any time or times, from and including the date that is 36 months from the date of this Agreement to including the Expiration Date;

1.3.4 Option Rights for up to an additional 20% of the Shares, may be exercised at any time or times, from and including the date that is 48 months from the date of this Agreement to including the Expiration Date; and

1.3.5 Option Rights for up to an additional 20% of the Shares, may be exercised at any time or times, from and including the date that is 60 months from the date of this Agreement to including the Expiration Date.

1.4 The minimum number of Shares with respect to which the Option Rights may be exercised is the lesser of 100 Shares or the total number of Shares with respect to when the Option Rights may be exercised during any given time period.

1.5 To exercise any of the Option Rights, the Employee must have remained in the employ of the Company or one of its affiliates continuously through the exercise date, except as otherwise provided in Section 3 below. The granting of the Option Rights shall impose no obligation on the Company or any of its affiliates to continue the employment of the Employee, and shall not lessen or affect the right of the Company or any affiliate that employs the Employee to terminate such employment or to change the duties, compensation, or other terms of employment of the Employee. Any Option Rights that are not exercised on or before the Expiration Date (as defined in Section 3 below) shall automatically terminate and become null and void.

2. FRACTIONAL SHARES; COMPLIANCE WITH LAWS. In no event shall the Company be required to issue fractional shares upon the exercise of any Option Rights granted under this Agreement. No Option Rights may be exercised, and the Company shall not be required to issue or deliver any certificate(s) for any of the Shares until there has been compliance with all then applicable requirements of law, including such registration or other proceedings under federal and state

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securities laws as may in the Company's opinion be necessary or appropriate.

3. NECESSITY OF EMPLOYMENT WHEN OPTION IS EXERCISED. The Option Rights, to the extent they have not expired or been exercised, shall terminate and become null and void on the date that the Employee ceases, for any reason, to be an employee of the Company or one of its affiliates, and shall not be exercisable on or after such date, except that:

3.1 In the event of the termination of such employment for any reason other than the death or disability of the Employee, the Employee may, at any time within a period of one month after such termination of employment, exercise any or all of the Option Rights to the extent the Option Rights were exercisable under the provisions of Section 1 in this Agreement on the date of the termination of such employment.

3.2 In the event of the death of disability of the Employee while in the employ of the Company, the Employee, the personal representatives of the Employee or any person or persons who acquired any such Option Rights from the Employee by will or the applicable laws of descent and distribution may, at any time within a period of three months after the death or disability of the Employee, exercise any or all of the Option Rights to the extent the Option Rights were exercisable under the provisions of Section 1 within this Agreement on the date of the death or disability of the Employee.

       In no event may any Option Rights be exercised by any person or entity after the date immediately preceding the 10th anniversary date of this Agreement, or the date on which the Option Rights terminate pursuant to this
Section 3 or any other provision of this Agreement. Each such date is referred to in this Agreement as the "Expiration Date." References throughout this Agreement to the Employee shall be deemed, where appropriate, to include any person entitled to exercise the Option Rights after the death of the Employee under the terms of Section 3.1 or Section 3.2.

4. NONASSIGNABILITY OF OPTION RIGHTS. The Option Rights: (1) shall, except as provided in Section 3 of this Agreement, be exercisable only by the Employee;
(2) shall not be transferred, assigned, pledged or hypothecated in any manner whatsoever, whether voluntarily, involuntarily or by operation of law; and (3) shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option Rights contrary to the provisions of this Agreement, the Option Rights shall immediately become null and void.

5. ADJUSTMENTS. Appropriate proportionate adjustments shall be made by the Company in the number and class of Shares subject to the Option Rights and the exercise price of the Option Rights in the event that: (1) the common stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization; or (2) the outstanding number of shares of common stock of the Company is increased through payment of a stock dividend; provided, however, that the Company shall not be required to issue fractional Shares as a result of any such adjustment. If there is any other change in the number or kind of the outstanding shares of capital stock of the Company, or of any

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other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board, in its sole discretion, determines that such change equitably requires any adjustment in the Option Rights granted under this Agreement, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional sales of its capital stock or securities convertible into or exchangeable for shares of its capital stock. All adjustments shall be made in such a manner that will allow the Option Rights to continue to qualify under Section 422A as "Incentive Stock Option" rights.

       New option rights may be substituted for the Option Rights, or the Company's duties under this Agreement may be assumed by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation, or like occurrence, where the Company is involved, in such a manner that will allow the Option Rights to continue to qualify as "incentive stock option" rights under Section 422A and to the full extent permitted thereby. Notwithstanding the foregoing provisions of this Paragraph 5, in the event such employer corporation, or parent or subsidiary of such employer corporation, refuses to substitute new option rights for, and substantially equivalent to, the option rights, or to assume the Options Rights, as permitted by the Code, the Option Rights shall terminate and therefore become null and void: (1) upon the reorganization; dissolution or liquidation of the Company, or similar occurrence; or (2) upon any merger, consolidation, acquisition, or separation, or similar occurrence, if the Company is not the surviving corporation; provided, however, that the Employee shall have the right, immediately prior to or concurrently with such reorganization, dissolution, liquidation, merger, consolidation, acquisition, separation or similar occurrence, and upon at least 10 days' written notice thereof, to exercise any unexpired Option Rights granted under this Agreement to the extent the Option Rights are exercisable at the time of mailing of such notice, but subject, nevertheless, to the condition that no Option Rights granted under this Agreement may be exercised after the Expiration Date.

       In the event that the Board of Directors, in its discretion, determines that it is in the best interests of the Company to offer its shares of capital stock to the public pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or pursuant to an exemption under such Act, the Secretary of the Company shall notify the Employee in writing of such determination. In that event, all outstanding Option Rights shall become null and void 30 days after such notice is mailed, but the Employee shall during such 30-day period, have the right to exercise any unexpired Option Rights granted to him or her under this Agreement to the extent such Option Rights are exercisable at the time of mailing of such notice, but in any event subject to the time limitations for exercise of the Option Rights provided in the Code.

6. METHOD OF EXERCISE; RIGHTS OF OPTIONEE IN STOCK. The Option Rights shall be exercisable upon delivery to the Company of an executed Investment Representation Letter attached hereto as Exhibit A, accompanied by payment in cash to the Company of the option exercise price as to the Shares being purchased. Neither the Employee nor his / her personal representatives, heirs, or legatees shall have any rights or privileges of a shareholder of the Company in respect to the Shares issuable upon the exercise of the Option Rights, unless and

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until certificate(s) representing such shares shall have been issued and delivered in accordance with the terms hereof.

7. NOTICES. Any notice to be given under the terms of this Agreement shall be mailed, telegraphed or delivered, and confirmed, to the Company, in care of its Secretary, at the principal office of the Company, and any notice to be given to the Employee shall be mailed, telegraphed or delivered, and confirmed, to him or her at the address given beneath his / her signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given 48 hours after the deposit in the United States mail, addressed as mentioned before, registered or certified and postage and registry or certification fee prepaid.

8. DATE OF GRANT. The Option Rights shall be deemed to have been granted on the date when the Company executed this Agreement and notified the Employee of the granting of the Option Rights. Such date is within 10 years from the Effective Date as defined in the Plan.

9. OPTION RIGHTS GOVERNED BY PLAN AND INTERNAL REVENUE CODE. The provisions of the Plan shall be deemed to be incorporated in and to have been made a part of this Agreement, and shall be deemed to be controlling in the event that any of the provisions of this Agreement are inconsistent. This Agreement shall be deemed to include such other provisions not set forth in the Plan or herein, or inconsistent with any provisions set forth in the Plan or herein, as may be necessary to qualify the option granted under this Agreement as an "incentive stock option" under Section 422A.

10. ACQUISITION FOR INVESTMENT. By accepting this Stock Option Agreement, the Employee represents, covenants, and warrants for himself, his personal representatives, heirs, and legatees that such stock Option Rights are being acquired with no view to any distribution and that, upon each issuance of Shares in accordance with this Agreement, the Employee, his personal representatives, heirs, or legatees receiving such Shares shall, if requested, represent in writing to the Company that such Shares are being acquired with no view to any distribution or shall make such other representations in writing to the Company, with respect to the further transfer of such Shares, as may be deemed by the Company to be necessary or appropriate under the applicable federal and state securities laws. The Company, at its sole discretion, may take all reasonable steps (including the affixing of an appropriate legend on certificates embodying such Shares) to assure itself against any resale or distribution not in compliance with federal or state securities laws.

11.    PERSONS BOUND. Subject to the provisions against assignment set forth in
Section 4 hereof, this Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company, and the personal representatives, heirs, and legatees of the Employee.

       The Company has caused this Agreement to be executed on its behalf by an officer of the Company, on the date set forth above, and the Employee has executed this Agreement on or as of such date, which date is the time of the granting of the Option Rights.

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       We have carefully reviewed this contract and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.


Employee:                                    Company:

Robert R. Bower                              S.T. Research Corporation
                                             S.R. Perrino, President

By:   /s/ R.R. Bower                         By:   /s/ S. R. Perrino
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